================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 23, 2006

                                PPT VISION, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Minnesota                    0-11518                 41-1413345
----------------------------       -------------         -------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)

            12988 Valley View Road
           Eden Prairie, Minnesota                              55344
  ----------------------------------------                    ---------
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (952) 996-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Items 1, 3-8 are not applicable and therefore omitted.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Pursuant to Item 2.02 of Form 8-K, Disclosure of Results of Operations and Financial Condition, PPT VISION, Inc. hereby furnishes a press release, issued on May 23, 2006 disclosing material non-public information regarding its results of operations for the quarter ended April 30, 2006.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
-----------       ---------------------------------
99.1              Press release issued May 23, 2006

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PPT VISION, INC.

                                            By  /s/  Joseph C. Christenson
                                                --------------------------------
                                                Joseph C. Christenson, President
                                                Chief Executive Officer and
                                                Chief Financial Officer

Dated:  May 23, 2006